Merger Agreement	6 Months Ended
Jun. 30, 2014
Merger Agreement

2. Merger Agreement

On June 30, 2014, the Company, Tigris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Tigris Acquisition Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger LLC”), and Paratek Pharmaceuticals, Inc., a Delaware corporation (“Paratek”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Paratek, with Paratek becoming a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”) and (ii) immediately following the Merger, the surviving corporation will merge with and into Merger LLC with Merger LLC surviving as the surviving company in such merger (the “Second Merger”).

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, each outstanding share of Paratek common stock will be converted into the right to receive 0.810 shares of common stock of the Company, subject to the payment of cash in lieu of fractional shares. Immediately following the effective time of the Merger, Paratek stockholders are expected to own approximately 89.6% of the outstanding capital stock of the Company.

Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of the Company and Paratek. The Merger Agreement contains certain termination rights for both the Company and Paratek, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $6.3 million.

At the effective time of the Merger, the Board of Directors of the Company is expected to consist of a total of seven members, two of whom will be designated by Transcept and five of whom will be designated by Paratek.

Pursuant to the terms of the Merger Agreement, prior to the closing of the Merger, the Company is expected to make a dividend to its stockholders of certain assets, including excess cash (as calculated in accordance with the Merger Agreement), the right to receive certain royalty income received by the Company pursuant to the Collaboration Agreement with Purdue Pharma and the right to receive the proceeds (net of certain fees, expenses) of any sale of Intermezzo or TO-2070 which are received prior to the two-year anniversary of the closing of the Merger or which are received pursuant to a definitive agreement relating to such sale which is entered into during such period, as well as the amount, if any, of the $3 million Intermezzo expense reserve deposited at closing which is remaining following the second anniversary of the closing date.

Concurrent with the execution of the Merger Agreement, on July 1, 2014, the Company made a bridge loan to Paratek in the principal amount of $3.5 million. In the event that the transaction does not close by September 15, 2014, the Company has committed to make available further funding of up to $800,000 per month, until December 31, 2014, provided the Merger continues to be pending and the Merger Agreement has not been terminated.